Exhibit 21
LIST OF SUBSIDIARIES OF
JACOBS SOLUTIONS INC.

    The following table sets forth all subsidiaries of the Company but may not include those subsidiaries that, when considered in the aggregate, would not constitute a significant subsidiary.

Jacobs Engineering Group Inc., a corporation of Delaware…………………………………...	100.00%
Jacobs Government Services Company, a corporation of California	100.00%
Jacobs Engineering Inc., a corporation of Delaware	100.00%
Jacobs Group Australia Investments Pty Ltd., a corporation of Australia……………..	100.00%
Jacobs Australia Holdings Company Pty Ltd., a corporation of Australia	100.00%
Sinclair Knight Merz Management Pty Ltd., a corporation of Australia	100.00%
Jacobs Group Australia Holding Ltd., a corporation of Australia	100.00%
Jacobs Group (Australia) Pty Ltd., a corporation of Australia	100.00%
Aquenta Consulting Pty Ltd., a corporation of Australia………………..	100.00%
Jacobs E&C Australia Pty Ltd., a corporation of Australia	100.00%
Jacobs Project Management Australia Pty Ltd., a corporation of Australia	100.00%
Jacobs Architecture (Australia) Pty Ltd., a corporation of Australia	100.00%
Jacobs (Thailand) Co., Ltd., a corporation of Thailand	49.00%
Jacobs Projects (Philippines) Inc., a corporation of the Philippines	100.00%
Sinclair Knight Merz Consulting (India) Private Ltd., a corporation of India	100.00%
Sinclair Knight Merz (Ireland) Ltd., a corporation of the Republic of Ireland..	100.00%
Sinclair Knight Merz (Kenya) Limited, a corporation of Kenya………..	100.00%
Jacobs New Zealand Limited, a corporation of New Zealand	100.00%
PT Jacobs Group Indonesia, a corporation of Indonesia	99.50%
Sinclair Knight Merz International Holdings LLC, a limited liability company of Delaware…………………………………………………………………………	100.00%
Jacobs Engineering Group Malaysia Sdn Bhd, a corporation of Malaysia…	100.00%
Perunding Mahir Bersatu Sdn Bhd, a corporation of Malaysia… ..	100.00%
Jacobs Engineering Services Sdn Bhd, a corporation of Malaysia…	100.00%
Jacobs Consulting Services Sdn Bhd, a corporation of Malaysia…	100.00%
Sinclair Knight Merz (Hong Kong) Limited, a corporation of Hong Kong ….	100.00%
Sinclair Knight Merz International (Hong Kong) Ltd, a corporation of Hong Kong	100.00%
CODE International Assurance Ltd., a corporation of Nevada	100.00%
CODE II International Assurance Ltd., a corporation of Vermont………………………..	100.00%
Jacobs Engineering España, S.L.U., a corporation of Spain	100.00%
Jacobs Merrion Finance Unlimited Company, a corporation of Ireland………	100.00%
Jacobs Europe Holdco Limited, a corporation of England and Wales	100.00%
Jacobs UK Holdings Limited, a corporation of England and Wales	100.00%
Jacobs Switzerland GmbH, a corporation of Switzerland	100.00%
Jacobs U.K. Limited, a corporation of England and Wales	100.00%
Energy, Safety and Risk Consultants (UK) Limited, a corporation of England and Wales…………………………………………………..	100.00%
Jacobs Clean Energy International Limited, a corporation of England and Wales…………………………………………………	100.00%
Jacobs Clean Energy Limited, a corporation of England and Wales……………………………………………………………….	100.00%

Jacobs E&C Limited, a corporation of England and Wales………	100.00%
Jacobs Field Services Limited, a corporation of England and Wales	100.00%
L.E.S Construction Ltd., a corporation of England and Wales	100.00%
Jacobs Solutions India Private Ltd., a corporation of India	100.00%
Jacobs Stobbarts Ltd, a corporation of England and Wales	100.00%
Jacobs Engineering U.K. Ltd., a corporation of England and Wales……….	100.00%
Gibb Holdings Ltd., a corporation of England and Wales	100.00%
Jacobs One Limited, a corporation of Scotland	100.00%
Jacobs European Holdings Limited, a corporation of England and Wales	100.00%
Jacobs China Limited, a Hong Kong corporation	100.00%
BEAR Scotland Limited, a corporation of Scotland	25.00%
Growing Concern Scotland Limited, a corporation of England and Wales…………………………………………	100.00%
Ringway Jacobs Limited, a corporation of England and Wales	50.00%
LeighFisher U.K. Limited, a corporation of England and Wales	100.00%
JacobsGIBB Limited, a corporation of England and Wales	100.00%
Jacobs Engineering Ireland Limited, a corporation of the Republic of Ireland	100.00%
Jacobs Italia, SpA, a corporation of Italy	100.00%
Jacobs International Limited, a corporation of the Republic of Ireland	100.00%
Jacobs Nucléaire SAS, a corporation of France	100.00%
Jacobs Brazil Limited Inc. a corporation of Texas	100.00%
JEG Acquisition Company Limited, a corporation of England and Wales	100.00%
Defence Contractor Management and Operations Limited, a corporation of England and Wales	24.50%
Jacobs Puerto Rico Inc., a corporation of Puerto Rico	100.00%
Jacobs Holdings Singapore Pte. Limited, a corporation of Singapore	100.00%
Jacobs International Consultants Pte. Ltd. a corporation of Singapore…………….	100.00%
Jacobs Consultancy Canada Inc., a corporation of Canada	100.00%
Jacobs Advisers Inc., a corporation of California	100.00%
Jacobs Civil Consultants Inc., a corporation of New York	100.00%
Jacobs Technology Inc., a corporation of Tennessee	100.00%
Blacklynx Inc., a corporation of Delaware…………………………………………………	100.00%
Buffalo Group LLC, a limited liability company of Delaware……………………………...	100.00%
Federal Network Systems LLC, a limited liability company of Delaware	100.00%
Jacobs Australia Pty limited, a corporation of Australia	100.00%
Jacobs Telecommunications, Inc., a corporation of New Jersey………………………..	100.00%
The KeyW Holding Corporation, a corporation of Maryland	100.00%
The KeyW Corporation, a corporation of Maryland……………………………………	100.00%
Automotive Testing Operations, LLC, a limited liability company of Delaware	100.00%
Hanford Progress EcoPartners, LLC, a limited liability company of Delaware…………	35.00%
Jacobs Engineering New York Inc., a corporation of New York	100.00%
Iffland Kavanagh Waterbury, P.L.L.C., a limited liability company of New York	100.00%
Jacobs Project Management Co., a corporation Delaware	100.00%
JE Associates, Inc., a corporation of Missouri	100.00%
Jacobs Engineering Company, a corporation of California	100.00%
Bechtel Jacobs Company LLC, a limited liability company of Delaware	40.00%

Exhibit 21

LeighFisher Inc., a corporation of Delaware	100.00%
LeighFisher Canada Inc., a corporation of Canada	100.00%
LeighFisher Holdings Ltd. a corporation of England and Wales	100.00%
LeighFisher Ltd., a corporation of England and Wales	100.00%
LeighFisher India Private Ltd., a corporation of India	100.00%
KlingStubbins Inc., a corporation of Delaware	100.00%
Sverdrup Asia Limited, a corporation of India	100.00%
Jacobs Engineering and Construction (Thailand) Limited, a corporation of Thailand…….	99.98%
Mission Support & Test Services, LLC, a limited liability company of Delaware…………….	37.00%
Streetlight Data, Inc., a corporation of Delaware………………………………………………..	100.00%
CH2M HILL Companies, Ltd., a corporation of Delaware	100.00%
CH2M HILL, Inc., a corporation of Florida	100.00%
CH2M HILL New York, Inc., a corporation of New York……………………….	100.00%
Halcrow, Inc., a corporation of Delaware….……………………………………	100.00%
CH2M HILL Constructors, Inc., a corporation of Delaware…………………………………	100.00%
CH2M Facility Support Services, LLC, a limited liability company of Delaware…	100.00%
CH2M HILL Plateau Remediation Company, a corporation of Washington……	100.00%
CH2M HILL International, Ltd., a corporation of Delaware	100.00%
CH2M HILL International Engineering, Inc., a corporation of Delaware……..	100.00%
CH2M HILL One Limited, a corporation of the United Kingdom..…………….	100.00%
CH2M HILL Holdings Limited, a corporation of the United Kingdom..……….	100.00%
CH2M HILL Europe Limited, a corporation of the United Kingdom…..…...	100.00%
Halcrow Holdings Limited, a corporation of the United Kingdom…….	100.00%
Halcrow Consulting Limited, a corporation of the United Kingdom………………………………………………………	100.00%
Halcrow Group Limited, a corporation of the United Kingdom…………………………………………………..	100.00%
Halcrow International Limited, a corporation of the United Kingdom………………………………………………………….	100.00%
CHNG B.V., a corporation of the Netherlands……………………………..…	100.00%
CH2M HILL Netherlands Holding B.V., a corporation of the Netherlands……………………………………………………………..	100.00%
CH2M HILL Canada Limited, a corporation of Canada……………	100.00%
CH2M HILL International B.V., a corporation of the Netherlands..	100.00%
CH2M HILL Singapore Pte. Ltd., a corporation of Singapore……………	100.00%
CH2M HILL International Services, Inc., a corporation of Oregon…………………….	100.00%
Operations Management International, Inc., a corporation of California………….....…	100.00%
CH2M HILL Global, Inc., a corporation of Delaware	100.00%
CH2M HILL Engineers, Inc., a corporation of Delaware	100.00%
CH2M HILL Puerto Rico, Inc., a corporation of Delaware……………….	100.00%
CH2M HILL Constructors International, Inc., a corporation of Delaware……………….	100.00%
PA Holdings Limited, a corporation of the United Kingdom…………………………………….	65.00%